Exhibit 99.1

News Release

Wabtec Completes Successful Merger With GE Transportation

Establishes Fortune 500, global transportation and logistics leader with attractive growth profile from large installed base, expanded global reach, strong mix of products and services

WILMERDING, PA, (Feb. 25, 2019) – Wabtec Corporation (NYSE: WAB) announced today it has completed its merger with GE Transportation, a former business unit of GE (NYSE: GE). This merger establishes Wabtec as a Fortune 500, global transportation and logistics leader by combining Wabtec’s broad range of freight, transit and electronics products with GE Transportation’s best-in-class equipment, services and digital solutions in the locomotive, mining, marine, stationary power and drilling industries.  Wabtec has also been notified that it will now be included in the S&P 500 Index.

Raymond T. Betler, Wabtec’s president and CEO, said: “We are very excited to complete the merger of our two companies. This is a once-in-a-lifetime opportunity to bring together nearly four centuries of collective experience to create a technologically advanced leader with a highly complementary set of capabilities to move and improve the world. Our teams have made significant progress in integration planning, and this process has only strengthened our confidence in the value creation potential of the combination. Today, we are a stronger, more diversified company ready to better serve customers across the globe and capitalize on new growth opportunities at an attractive point in the cycle.”

The combined company, which is expected to have revenues of more than $8 billion in 2019, has a compelling growth profile, especially as market conditions improve in the industries it serves. Wabtec brings to market a robust installed base of more than 23,000 locomotives globally, an expanded global reach, a strong mix of products and services, as well as enhanced capabilities to drive innovation faster in key growth areas. The company’s culture and experienced global workforce will leverage the common values of innovation, collaboration, inclusiveness, and Lean and continuous improvement, to help solve its customers’ toughest challenges.

Rafael Santana, who served as president and CEO of GE Transportation and is now president and CEO of Wabtec’s Freight segment, said: “Our shared focus on innovation, collaboration and continuous improvement will enable us to unlock new value for our shareholders, customers, employees and the industry. Together we are well positioned to take advantage of the opportunities created by industry trends toward efficiency and improved performance and, with the merger complete, we are focused on leveraging our complementary portfolios to spur growth.”

The strategic combination of complementary portfolios is expected to:

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Create a leading equipment, aftermarket services and digital solutions provider across the transportation sector: The company can accelerate lifecycle solutions for the transportation industry and unlock significant productivity for customers by improving interoperability, efficiency and competitiveness. Wabtec expects to benefit from the cyclical tailwinds the industry saw in 2018, including volume growth of 38 million carloads and intermodal units.

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Improve utilization and accelerate path to automation: The seamless combination of GE Transportation’s digital solutions and analytics systems with Wabtec’s electronic systems and Positive Train Control (PTC) capabilities, is expected to improve safety, efficiency and productivity across the transportation industry and accelerate railroads’ path to advanced train automation. According to the Association of American Railroads, automation will help improve network velocity and fluidity, potentially saving railroads billions of dollars annually.

News Release

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Deliver improved customer outcomes through expanded monitoring and services: Together, the combined company will have an expanded footprint of skilled technicians and repair shops that will result in a simpler customer interface and a more streamlined services experience. This enhanced capability is expected to drive significant productivity for customers by delivering improved cycle time, lower production costs and better asset performance. Proactive performance monitoring can also be improved by integrating Wabtec products within locomotive control systems and by leveraging GE Transportation’s expansive remote monitoring and diagnostics systems. Combining GE Transportation’s constant monitoring of messages from 17,000 locomotives with monitoring of Wabtec’s passenger and shunter locomotives can make for a smarter, more efficient and safer transportation system.

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Drive increased value for shareholders: Investors are expected to benefit from ownership of a stronger, more diverse business better positioned to perform through the cycle, with expanded margins, expected average double-digit EPS growth and synergies of about $250 million. The combined company has a multi-year backlog of more than $23 billion.

TRANSACTION DETAILS
With this transaction, GE sold a portion of GE Transportation assets to Wabtec, spun off a portion of GE Transportation to GE shareholders and then GE Transportation merged with a wholly owned subsidiary of Wabtec. Wabtec shareholders own approximately 50.8% of Wabtec on a fully diluted basis and GE shareholders own approximately 24.3% of Wabtec on a fully diluted basis. GE owns common stock and non-voting convertible preferred stock, which together represent approximately a 24.9% economic interest in Wabtec on a fully diluted basis. GE also received approximately $2.9 billion in cash at closing.

CONFERENCE CALL INFORMATION
Wabtec will host a call with analysts and investors at 8:30 a.m., ET today to discuss its 2018 results and 2019 guidance, and the merger. To listen via webcast, go to the existing Wabtec website at www.wabtec.com and click on “Webcasts” in the “Investor Relations” section. You can also listen to the webcast by going to Wabtec’s new website at www.WabtecCorp.com and clicking on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 412-317-0088 (passcode: 466#).

About Wabtec Corporation
Wabtec Corporation is a leading global provider of equipment, systems, digital solutions and value-added services for freight and transit rail. Drawing on nearly four centuries of collective experience across Wabtec, GE Transportation and Faiveley Transport, the company has unmatched digital expertise, technological innovation, and world-class manufacturing and services, enabling the digital-rail-and-transit ecosystems. Wabtec is focused on performance that drives progress, creating transportation solutions that move and improve the world. The freight portfolio features a comprehensive line of locomotives, software applications and a broad selection of mission-critical controls systems, including Positive Train Control (PTC). The transit portfolio provides highly-engineered systems and services to virtually every major rail transit system around the world, supplying an integrated series of components for buses and all train-related market segments that deliver safety, efficiency and passenger comfort. Along with its industry-leading portfolio of products and solutions for the rail and transit industries, Wabtec is a leader in mining, marine and industrial solutions. Wabtec has approximately 27,000 employees in facilities throughout the world. Visit the company’s new website at: www.WabtecCorp.com.

News Release

Caution Concerning Forward-Looking Statements
This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “transaction”) and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected benefits of the transaction, including future financial and operating results, the tax consequences of the transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the transaction; (2) uncertainty of the expected financial performance of the combined company following completion of the transaction; (3) failure to realize the anticipated benefits of the transaction, including as a result of integrating GE Transportation into Wabtec; (4) the ability of the combined company to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies of the combined company; (6) inability to retain and hire key personnel; (7) the risk that shareholder litigation in connection with the transaction or other settlements or investigations may result in significant costs of defense, indemnification and liability; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation, and changes in the financial condition or operating strategies of our customers; (10) changes in the expected timing of projects; (11) a decrease in freight or passenger rail traffic; (12) an increase in manufacturing costs; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts

Investors
Tim Wesley
412-825-1543 or twesley@wabtec.com

Media
Deia Campanelli
773-297-0482 or deia.campanelli@wabtec.com

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